UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2020

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 24, 2020, RespireRx Pharmaceuticals Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Fifth Certificate of Amendment (the “Certificate of Amendment”) to its Second Restated Certificate of Incorporation. The Certificate of Amendment increased the number of authorized shares of common stock of the Company, par value $0.001 per share (“Common Stock”), from 1,000,000,000 to 2,000,000,000.

The above description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders

On November 24, 2020, the Company held a Special Meeting of Stockholders (the “Special Meeting”). The record date for stockholders to receive notice of and to be eligible to vote at the Special Meeting was October 16, 2020. A total of 577,842,003 shares were eligible to be voted at the Special Meeting.

The Company’s shareholders approved the following amendments to the Second Restated Certificate of Incorporation (the “Charter”) of the Company: (i) to effect, at the discretion of the Company’s Board of Directors (the “Board”), a ten-to-one (10 to 1) reverse stock split of all of the outstanding shares of Common Stock (the “Reverse Split Amendment”), and (ii) to set the Company’s authorized shares of stock at 2,005,000,000 shares consisting of 2,000,000,000 shares designated as Common Stock, and 5,000,000 shares designated as preferred stock, with stated value and other terms to be determined at the discretion of the Board (the “Authorized Shares Amendment”).

The following was the result of the vote to approve the Reverse Split Amendment:

	For	Against	Abstain	Total Shares Voted
Votes Cast	453,160,917	62,572,978	2,563,891	518,297,786
Percentage of Shares Eligible to be Voted	78.4%	10.8%	0.4%	89.7%

As set forth in the proxy statement for the Special Meeting, an amendment to the Charter to implement the Reverse Split Amendment may be filed with the Secretary of State of the State of Delaware if and when the Board so determines. The Proxy Statement further states that the Board intends to effect such amendment, or abandon it, within sixty days of the Special Meeting. Until such amendment becomes effective, the Board reserves the right to abandon the Reverse Split Amendment without further action by the Company’s stockholders.

The following was the result of the vote to approve the Authorized Shares Amendment:

	For	Against	Abstain	Total Shares Voted
Votes Cast	431,415,755	85,861,745	1,020,286	518,297,786
Percentage of Shares Eligible to be Voted	74.7%	14.9%	0.2%	89.7%

As described above in Item 5.03 of this Current Report on Form 8-K, the Certificate of Amendment effecting the Authorized Shares Amendment was filed with the Secretary of State of the State of Delaware on November 24, 2020.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1*	Fifth Certificate of Amendment of the Second Restated Certificate of Incorporation of RespireRx Pharmaceuticals Inc.

*Filed herewith

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2020	RESPIRERX PHARMACEUTICALS INC. (Registrant)

	By:	/s/ Jeff E. Margolis
Jeff E. Margolis SVP, CFO, Secretary and Treasurer